Tableau Announces Strong First Quarter 2015 Results
Tableau's robust growth attributed to continuing success in landing new customers, increasing adoption within existing customers, and growing internationally

SEATTLE, Wash. – May 7, 2015 - Tableau Software (NYSE: DATA) today reported results for its first quarter ended March 31, 2015.

•	Total revenue grew to $130.1 million, up 75% year over year.

•	License revenue grew to $84.4 million, up 74% year over year.

•	International revenue grew to $31.7 million, up 89% year over year.

•	Added more than 2,600 new customer accounts.

•	Closed 249 transactions greater than $100,000.

•	Diluted GAAP loss per share was $0.14; diluted non-GAAP earnings per share were $0.08.

"Tableau's first quarter 2015 results were strong and demonstrate that the demand for Tableau continues to grow," said Christian Chabot, Chief Executive Officer of Tableau Software. "Tableau's ability to help people achieve more with data is resulting in an ever growing customer base. During the quarter, we added more than 2,600 new customer accounts, bringing the total to more than 29,000 worldwide."

"We started the year gearing up for the launch of Tableau 9.0. During the quarter, momentum started to build as we kicked off product roadshows, giving hands-on experience to thousands of data enthusiasts. I am pleased to report that early last month we released Tableau 9.0, bringing big advances in analytics," added Chabot.

Financial Highlights
Total revenue increased 75% to $130.1 million, up from $74.6 million in the first quarter of 2014. License revenue was up 74% to $84.4 million, up from $48.4 million in the first quarter of 2014. International revenue grew to $31.7 million, up 89% year over year.

GAAP operating loss for the first quarter of 2015 was $13.8 million, compared to a GAAP operating loss of $1.9 million for the first quarter of 2014. GAAP net loss for the first quarter of 2015 was $10.0 million, or $0.14 per diluted common share, compared to GAAP net loss of $5.6 million, or $0.09 per diluted common share for the first quarter of 2014.

Non-GAAP operating income, which excludes stock-based compensation expense, was $8.4 million for the first quarter of 2015, compared to non-GAAP operating income of $6.1 million for the first quarter of 2014. Non-GAAP net income, which excludes stock-based compensation expense and related income tax adjustments, was $5.8 million for the first quarter of 2015, or $0.08 per diluted common share, compared to non-GAAP net loss of $0.4 million, or $0.01 per diluted common share for the first quarter of 2014.

Recent business highlights:

•	Gartner recognized Tableau as a leader in Business Intelligence for the third year in a row.

•
Launched the Tableau 9.0 free web platform with new features including new profile pages, greater interactivity within visualizations, and curated galleries to facilitate more sharing and discovery within the user community.

•	Launched a direct connector for Spark SQL giving users of Apache Hadoop and Apache Spark additional flexibility for Big Data analytics.

•	Awarded the Hichert International Business Communications Standards (IBCS) Certification for HICHERT IBCS-compliant charts and tables for use in advanced reporting systems.

•	Held customer conferences in Melbourne and Singapore.

•	Expanded the company's footprint in EMEA with the official announcement of a new office in Paris, France.

•
Announced two grants in support of the Data for Good movement through the Tableau Foundation, part of its social responsibility program: DataKind, an organization that aims to harness the power of data science in the service of humanity, and Bayes Impact, an organization that brings data science solutions to big social problems.

Conference Call and Webcast Information
In conjunction with this announcement, Tableau will host a conference call at 1:30 p.m. PT (4:30 p.m. ET) today to discuss Tableau’s first quarter 2015 financial results. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of Tableau’s website at http://investors.tableau.com. The live call can be accessed by dialing (855) 592-5013 (U.S.) or (678) 224-7834 (outside the U.S.) and referencing passcode: 25746770. A replay of the call can also be accessed by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (outside the U.S.), and referencing passcode: 25755559.

About Tableau
Tableau (NYSE: DATA) helps people see and understand data. Tableau helps anyone quickly analyze, visualize and share information. More than 29,000 customer accounts get rapid results with Tableau in the office and on-the-go. And tens of thousands of people use Tableau Public to share data in their blogs and websites. See how Tableau can help you by downloading the free trial at www.tableau.com/trial.
Tableau and Tableau Software are trademarks of Tableau Software, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

Forward-Looking Statements
This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including regarding the company’s growth momentum, customer demand and product adoption, the Company's research and development efforts and future product releases, and the company’s expectations regarding future revenues, expenses and net income or loss. These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Tableau’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Tableau’s ability to build and expand its direct sales efforts and reseller distribution channels; general economic and industry conditions, including expenditure trends for business intelligence and productivity tools; new product introductions and Tableau’s ability to develop and deliver innovative products; Tableau's ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Tableau’s Annual Report on Form 10-K filed on February 27, 2015, and other reports and filings with the Securities and Exchange Commission, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Tableau undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures
Tableau believes that the use of non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per basic and diluted common share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP gross profit is calculated by excluding stock-based compensation expense attributable to cost of revenues from gross profit. Non-GAAP gross margin is the ratio calculated by dividing non-GAAP gross profit by revenues. Non-GAAP operating income (loss) is calculated by excluding stock-based compensation expense from operating income (loss). Non-GAAP operating margin is the ratio calculated by dividing non-GAAP operating income (loss) by revenues. Non-GAAP net income (loss) is calculated by excluding stock-based compensation expense and related income tax adjustments from net income (loss). Non-GAAP net income (loss) per basic and diluted common share is calculated by dividing non-GAAP net income (loss) by the basic and diluted weighted average shares outstanding. Non-GAAP diluted weighted average shares outstanding includes the effect of dilutive shares in periods of non-GAAP net income. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Tableau believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for more meaningful comparisons between its operating results from period to period. All of these non-GAAP financial measures are important tools for financial and operational decision making and for evaluating Tableau’s own operating results over different periods of time.
Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Tableau’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Tableau's reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Tableau’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Tableau’s business. International revenues as described above represent revenues outside the United States and Canada.

Investor Contact:
Joni Davis
Tableau Director, Investor Relations
206.634.5523
jdavis@tableau.com

Carolyn Bass
Market Street Partners
415.445.3232 or 415.445.3235
tableau@marketstreetpartners.com

Press Contact:
Doreen Jarman
Tableau Senior PR Manager
206.634.5648
djarman@tableau.com

Tableau Software, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues
License	$84,420	$48,445
Maintenance and services	45,725	26,106
Total revenues	130,145	74,551
Cost of revenues
License	872	164
Maintenance and services	14,549	7,029
Total cost of revenues (1)	15,421	7,193
Gross profit	114,724	67,358
Operating expenses
Sales and marketing (1)	72,190	39,321
Research and development (1)	41,850	22,174
General and administrative (1)	14,495	7,757
Total operating expenses	128,535	69,252
Operating loss	(13,811)	(1,894)
Other income (expense), net	1,810	(207)
Loss before income tax expense (benefit)	(12,001)	(2,101)
Income tax expense (benefit)	(1,974)	3,528
Net loss	$(10,027)	$(5,629)

Net loss per share:
Basic	$(0.14)	$(0.09)
Diluted	$(0.14)	$(0.09)

Weighted average shares used to compute net loss per share:
Basic	70,490	63,444
Diluted	70,490	63,444

(1) Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2015	2014

Cost of revenues	$1,304	$339
Sales and marketing	8,509	3,159
Research and development	10,086	3,404
General and administrative	2,348	1,061

Tableau Software, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31, 2015	December 31, 2014
Assets
Current assets
Cash and cash equivalents	$715,664	$680,613
Accounts receivable, net	83,138	99,910
Prepaid expenses and other current assets	11,355	10,777
Income taxes receivable	233	229
Deferred income taxes	21,661	18,732
Total current assets	832,051	810,261
Property and equipment, net	50,106	45,627
Deferred income taxes	5,812	5,879
Deposits and other assets	4,158	3,895
Total assets	$892,127	$865,662
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$5,701	$1,978
Accrued compensation and employee related benefits	28,032	40,164
Other accrued liabilities	21,212	15,769
Income taxes payable	373	378
Deferred revenue	126,345	121,985
Total current liabilities	181,663	180,274
Deferred revenue	9,847	7,825
Other long-term liabilities	7,131	5,557
Total liabilities	198,641	193,656
Stockholders’ equity
Common stock	7	7
Additional paid-in capital	691,587	660,668
Accumulated other comprehensive income	728	140
Retained earnings	1,164	11,191
Total stockholders’ equity	693,486	672,006
Total liabilities and stockholders’ equity	$892,127	$865,662

Tableau Software, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Operating activities
Net loss	$(10,027)	$(5,629)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	4,799	2,520
Stock-based compensation expense	22,247	7,963
Excess tax benefit from stock-based compensation	(324)	(3,329)
Deferred income taxes	(2,571)	3,381
Changes in operating assets and liabilities
Accounts receivable, net	14,514	10,655
Prepaid expenses, deposits and other assets	(1,078)	92
Income taxes receivable	(25)	(36)
Deferred revenue	9,219	3,953
Accounts payable and accrued liabilities	(1,784)	(5,172)
Income taxes payable	34	(72)
Net cash provided by operating activities	35,004	14,326
Investing activities
Purchase of property and equipment	(7,620)	(3,708)
Net cash used in investing activities	(7,620)	(3,708)
Financing activities
Proceeds from public offering, net of underwriters discount and offering costs	—	344,386
Proceeds from exercise of stock options	8,348	5,477
Excess tax benefit from stock-based compensation	324	3,329
Net cash provided by financing activities	8,672	353,192
Effect of exchange rate changes on cash and cash equivalents	(1,005)	24
Net increase in cash and cash equivalents	35,051	363,834
Cash and cash equivalents
Beginning of period	680,613	252,674
End of period	$715,664	$616,508

Tableau Software, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$114,724	$67,358
Excluding: Stock-based compensation expense attributable to cost of revenues	1,304	339
Non-GAAP gross profit	$116,028	$67,697

Reconciliation of gross margin to non-GAAP gross margin:
Gross margin	88.2%	90.4%
Excluding: Stock-based compensation expense attributable to cost of revenues	1.0%	0.5%
Non-GAAP gross margin	89.2%	90.8%

Reconciliation of operating loss to non-GAAP operating income:
Operating loss	$(13,811)	$(1,894)
Excluding: Stock-based compensation expense	22,247	7,963
Non-GAAP operating income	$8,436	$6,069

Reconciliation of operating margin to non-GAAP operating margin:
Operating margin	(10.6)%	(2.5)%
Excluding: Stock-based compensation expense	17.1%	10.7%
Non-GAAP operating margin	6.5%	8.1%

Reconciliation of net loss to non-GAAP net income (loss):
Net loss	$(10,027)	$(5,629)
Excluding: Stock-based compensation expense	22,247	7,963
Income tax adjustment (1)	(6,380)	(2,685)
Non-GAAP net income (loss)	$5,840	$(351)

Weighted average shares used to compute non-GAAP basic net income (loss) per share	70,490	63,444
Effect of potentially dilutive shares: stock awards (2)	6,075	—
Weighted average shares used to compute non-GAAP diluted net income (loss) per share	76,565	63,444

Non-GAAP net income (loss) per share:
Basic	$0.08	$(0.01)
Diluted	$0.08	$(0.01)

(1) During fiscal 2015, the company began to utilize a fixed projected non-GAAP tax rate for each quarter in a fiscal year in its computation of non-GAAP net income (loss) in order to provide better consistency across interim reporting periods by eliminating the effects of non-recurring and period-specific items, because each of these items can vary in size and frequency. To determine this long-term rate, the company evaluated a three-year financial projection that excludes the impact of non-cash stock-based compensation expense. The projected rate takes into account other factors including the company’s current tax structure, its existing tax positions in various jurisdictions and key legislation in major jurisdictions where the company operates. The non-GAAP tax rate the company will utilize for fiscal 2015 is 43%.  The non-GAAP tax rate assumes the R&D tax credit is not extended. The company will provide updates to this tax rate on an annual basis, or if material changes occur, such as the extension of the R&D tax credit.

(2) During fiscal 2015, the company updated our calculation of non-GAAP diluted net income (loss) per share which now includes the effect of potentially dilutive shares related to stock awards in periods of non-GAAP net income and GAAP net loss. This change had no impact to the comparable prior year period.